Exhibit 10.1

LIMITED WAIVER AND CONSENT

LIMITED WAIVER AND CONSENT, dated as of November 15, 2008 (this “Waiver”), with respect to the Amended and Restated Term Loan Credit Agreement, dated as of April 20, 2007 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), by and among D 56, Inc., a Minnesota corporation (“D56”), Lenox Retail, Inc., a Minnesota corporation (“Lenox Retail”), Lenox, Incorporated, a New Jersey corporation (“Lenox”, and together with D56 and Lenox Retail, each a ”Borrower” and collectively, the “Borrowers”), the guarantors party thereto as guarantors, the financial institutions from time to time party thereto as lenders (each a “Lender” and collectively, the ”Lenders”), UBS AG, Stamford Branch, as the administrative agent and collateral agent for the Lenders (in such capacity, the ”Agent”), and UBS Securities LLC as the sole arranger and syndication agent.

WHEREAS, the Agent resigned as Administrative Agent effective October 15, 2008, and no successor has yet been appointed; and

WHEREAS, the Borrowers have advised the Lenders that certain events prohibited by the Credit Agreement have occurred and have requested that the Lenders waive any Events of Default that would otherwise arise as a result of the occurrence of such events; and

WHEREAS, the Lenders are willing to waive such Events of Default on the terms and conditions set forth herein;

NOW, THEREFORE, the Borrowers and the Lenders hereby agree as follows:

1.         Capitalized Terms. All terms which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein. In addition, as used in this Waiver, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

            “Specified Events” means, the failure of the Loan Parties and their Subsidiaries to (i) maintain a Consolidated Fixed Charge Coverage Ratio for the Test Period ending September 30, 2008 of at least 1.15 to 1.0 as required by Section 6.08(a) of the Credit Agreement, and (ii) maintain a Leverage Ratio for the Test Period ending September 30, 2008 of less than 6.75 to 1.0, as required by Section 6.08(c) of the Credit Agreement.

2.         Waiver and Consent.

            (a)       Pursuant to the request of the Borrowers and in accordance with Section 10.02 of the Credit Agreement, for the period commencing on the effective date of this Waiver and ending on November 24, 2008 (the “Waiver Period”), the Lenders hereby consent to, and waive any Event of Default that has or would otherwise arise under Section 8.01(d)(i) of the Credit Agreement by reason of the occurrence of any of the Specified Events.

            (b)       Upon the expiration of the Waiver Period, the waiver and consents provided for herein shall be immediately (without cure period) and automatically terminated in their entirety and be of no further force or effect.

            (c)       The waiver and consents in this Section 2 shall be effective only in this specific instance, for the specific purpose, and for the specific period set forth herein and do not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

3.         Conditions. This Waiver shall become effective only upon receipt by counsel for the Lenders of counterparts of this Waiver, duly executed by the Borrowers and the Required Lenders.

4.         Continued Effectiveness of the Credit Agreement.

            (a)       Ratifications. Except as otherwise expressly provided herein, (i) the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, (ii) to the extent that the Credit Agreement or any other Loan Document purports to pledge to the Agent, or to grant to the Agent a security interest in or lien on, any collateral as security for the Obligations, such pledge or grant of a security interest or lien is hereby ratified and confirmed in all respects, and (iii) the execution, delivery and effectiveness of this Waiver shall not operate as an amendment of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document.

            (b)       No Waivers. Except as otherwise expressly provided herein, this Waiver is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Loan Document and the Agent and the Lenders expressly reserve all of their rights and remedies under the Credit Agreement and the other Loan Documents, under applicable law or otherwise.

5.         Miscellaneous.

            (a)       Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Waiver by telefacsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Waiver.

            (b)       Headings. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

            (c)       Governing Law. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

            (d)       Expenses. The Borrowers will pay on demand all reasonable fees, costs and expenses of the Lenders in connection with the preparation, execution and delivery of this Waiver and all documents incidental hereto, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Lenders.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.

D56, INC., as a Borrower
By:	/s/ Fred Spivak
Name: Fred Spivak Title: Chief Financial Officer

LENOX RETAIL, INC., as a Borrower
By:	/s/ Fred Spivak
Name: Fred Spivak Title: Chief Financial Officer

LENOX, INCORPORATED, as a Borrower
By:	/s/ Fred Spivak
Name: Fred Spivak Title: Chief Financial Officer

LENOX GROUP, INC., as a Guarantor
By:	/s/ Fred Spivak
Name: Fred Spivak Title: Chief Financial Officer

LENOX SALES, INC. FL 56 INTER CORP., as a Subsidiary Guarantor
By:	/s/ Fred Spivak
Name: Fred Spivak Title: Chief Financial Officer

LENOX WORLDWIDE LLC, as a Subsidiary Guarantor
By:	/s/ Fred Spivak
Name: Fred Spivak Title: Chief Financial Officer

CEDARVIEW LEVERAGED OPPORTUNITIES MA, LTD

By:	/s/ Burton Weinstein
Name: Burton Weinstein Title: Managing Partner

CEDARVIEW LEVERAGED OPPORTUNITIES MA II, LTD

By:	/s/ Burton Weinstein
Name: Burton Weinstein Title: Managing Partner

CEDARVIEW OPPORTUNITIES MASTER FUND, LP

By:	/s/ Burton Weinstein
Name: Burton Weinstein Title: Managing Partner

AII INVESTMENT HOLDINGS, LTD

By:	/s/ Burton Weinstein
Name: Burton Weinstein Title: Managing Partner

CETUS CAPITAL LLC

By:	/s/ Richard Maybaum
Name: Richard Maybaum Title: Managing Director

CHASE LINCOLN FIRST COMMERCIAL CORPORATION

By:	/s/ Samantha E. Hamerman
Name: Samantha E. Hamerman Title: Authorized Signatory

CLINTON - MAGNOLIA MASTER FUND

By:	/s/ Francis Ruchalski
Name: Francis Ruchalski Title: CFO

CLINTON GROUP INC. - MULTI MAS

By:	/s/ Francis Ruchalski
Name: Francis Ruchalski Title: CFO

LBC CREDIT PARTNERS, L.P.

By:	/s/ David E. Fraimow
Name: David E. Fraimow Title: Vice President

LBC CREDIT PARTNERS PARALLEL, L.P.

By:	/s/ David E. Fraimow
Name: David E. Fraimow Title: Vice President

RAMIUS CREDIT OPPORTUNITIES MASTER FUND LTD (F/K/A RCG CARPATHIA MASTER FUND, LTD.)

By:	/s/ Marc Baum
Name: Marc Baum Title: Authorized Signatory

TRUMPET INVESTORS LP

By:	/s/ Eric Kogan
Name: Eric Kogan Title: Manager